                      SECURITIES AND EXCHANGE COMMISSION


                            450 Fifth Street, N.W.
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                         Date of report: June 15, 1997


                Volkswagen Credit Auto Receivables Corporation
                ----------------------------------------------
               (Exact Name of Registrant as Specified in Carter)


                                   EXHIBITS

            Delaware                33-80055            38-2748796
            --------                --------            ----------
    (State of incorporation)    (Commission File)     (IRS Employer
                                     Number)       Identification No.)

                 3800 Hainlin Road Auburn Hills Michigan 48326
                 ---------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (810) 340-5000

                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

          The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Trust, Series 1996-1 for the Collection Period ended June 15, 1997, provided to Citibank, N.A., as TRUSTEE' is attached hereto as Exhibit 20 and is incorporated herein by reference.


Item 7.
          Financial Statements, Pro Forma Financial Information and Exhibits

Designation               Description                    Method of Filing
-------------             -----------                    ----------------
Exhibit 20                Report for the month ended      Filed with this report.
                          June 15, l997providedto
                          Chemical Bank, as trustee
                          under the Volkswagen
                          Credit Auto Master Trust,
                          Series 1996-1


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    Volkswagen Credit Auto Master Trust



                                    By:  Volkswagen Credit Auto Receivables
                                         Corporation



                                    By:  /s/ Allen L. Strang
                                        -------------------------
                                          Allen L. Strang

                  VOLKSWAGEN CREDIT AUTO MASTER TRUST 1996-1
------------------------------------------------------------------------------


                  Distribution Date Statement: June 16, 1997



a.  Aggregate Amount of Collections                            $255,496,341.19
    Aggregate Amount of Interest Collections                   $  4,033,908.04
    Aggregate Amount of Principal Collections                  $251,462,433.15
    Investment Proceeds                                        $          0.00

b.  Series Allocation Percentage                                        100.00%
    Floating Allocation Percentage                                       70.95%
    Fixed Allocation Percentage                                            N/A

c.  Total Amount Distributed on Series                         $  1,949,166.67
    1996-1

d.  Amount of Such Distribution Allocable                      $          0.00
    to Principal on 1996-1

e.  Amount of Such Distribution Allocable                      $  1,949,166.67
    to Interest on 1996-1

f.  Investor Default Amount                                    $          0.00

g.  Draw Amount                                                $          0.00

h.  Investor Charge Offs                                       $          0.00
    Amounts of Reimbursements                                  $          0.00

i.  Monthly Servicing Fee                                                 1.00%

j.  Expected Controlled Distribution Amount                    $          0.00

k.  Invested Amount                                            $375,000,000.00

l.  Pool Factor                                                         100.00%

m.  Available Subordinated Amount                              $ 71,622,272.50

n.  Reserve Fund Balance                                       $  1,875,000.00

o.  Principal Funding Account Balance                          $          0.00
    Yield Supplement Account Balance                           $  1,875,000.00



VW CREDIT, INC. -- SERVICER
17-JUN-97
                                                                                                                              Page 1

                                        VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                                          MONTHLY SERVICER REPORT INPUT AND SUMMARY PAGE
-----------------------------------------------------------------------------------------------------------------------------------


TRANSACTION SUMMARY                                           PORTFOLIO CHARGE OFF RATE AT COLLECTION PERIOD END
---------------------------                                   --------------------------------------------------
                                   From          To     Days
                             ----------------  -------  ----
Current Interest Period              5/15/97   6/15/97    32  Net losses as a % of Avg. Receivables Balance                   0.00%
                                                              (annualized)

Series Allocation                     100.00%                 PORTFOLIO AND DEALERSHIP STATISTICS
 Percentage                                                   --------------------------------------------------

Initial Principal Balance    $375,000,000.00                  Used Vehicle Receivables' Balance                    $ 37,569,225.12
Outstanding Principal        $375,000,000.00                  Used Vehicle Percentage                                        7.411%
 Balance
Principal Balance of         $484,663,386.88                  Used Vehicle Percentage During Last Collection                 6.661%
 Receivables for                                              Period
 Determination Date
Amount Invested in           $375,000,000.00                  Early Amortization Event?                                         NO
 Receivables on Series
 Issuance Date
Initial Invested Amount      $375,000,000.00                  Largest Dealer or Dealer Affiliation Balance         $ 25,291,392.90
Invested Amount at the       $375,000,000.00                  Largest Dealer Percentage                                      4.785%
 Beginning of Period
Invested Amount              $375,000,000.00
Required Subordinated        $ 71,622,272.50                  Aggregate Principal Amount of Receivables of         $ 21,351,073.78
 Amount                                                       Dealers over 2%
Excess Funded Amount                   $0.00                  Aggregate % Principal Amount of Receivables of                 4.212%
                                                              Dealers over 2%

Available Subordinated       $ 79,007,216.39                  SUMMARY OF COLLECTIONS
 Amount (previous period)                                     --------------------------------------------------
Incremental Subordinated     $ 15,119,125.68
 Amount (previous period)
                                                              Aggregate Amount of Collections                      $255,496,341.19
RESERVE FUND AND YIELD SUPPLEMENT ACCOUNT                     Aggregate Amount of Interest Collections             $  4,033,908.04
---------------------------
                                                              Investment Proceeds                                  $          0.00
Yield Supplement Account     $  1,875,000.00                  Aggregate Amount of Principal Collections            $251,462,433.15
 Initial Deposit
Yield Supplement Account     $  1,875,000.00                  Asset Receivables Rate                                         7.808%
 Beginning Balance
Yield Supplement Account     $  1,875,000.00                  Use Asset Receivables Rate?                                       NO
 Required Amount
                                                              Carryover Amount (this Distribution Date)                        N/A
Reserve Fund Initial         $  1,875,000.00                  Total Carryover Amount                                           N/A
 Deposit
Reserve Fund Required        $  1,875,000.00
 Amount
Reserve Fund Beginning       $  1,875,000.00                  PAYMENT RATE INFORMATION
 Balance                                                      --------------------------------------------------

Outstanding Carryover                  $0.00                  Monthly Payment Rate                                           48.57%
 Amount - Beginning Balance
Yield Supplement Account               $0.00                  Previous Collection Period Monthly Payment Rate                50.90%
 Draw Amount
Outstanding Carryover                  $0.00                  Monthly Payment Rate 3 months ago                              41.58%
 Amount - Ending Balance
Yield Supplement Account     $  1,875,000.00                  3-month Average Payment Rate                                   47.02%
 Balance - Ending Balance
Yield Supplement Account               $0.00                  12-month Minimum Payment Rate                                  41.58%
 Required Deposit Amount
                                                              Early Amortization Event?                                         NO
Reserve Fund Draw Amount               $0.00
Reserve Fund Ending Balance  $  1,875,000.00                  ACCUMULATION PERIOD/EARLY AMORTIZATION PERIOD
                                                              --------------------------------------------------
Reserve Fund Required                  $0.00
 Deposit Amount
                                                              Extend Revolving Period?                                  YES
1-month LIBOR Rate                 5.6875000%                 Last Day of Revolving Period                              N/A
 (annualized)
Certificate Coupon                 5.8475000%                 Invested Amount as of Last Day of Revolving Period        N/A
 (annualized)
Prime Rate (annualized)            8.5000000%                 Accumulation Period Length (months)                       N/A
Servicing Fee Rate                     1.000%                 First Accumulation Date                             TO BE DETERMINED
 (annualized)
Excess Spread                      1.9525000%                 Expected Final Payment Date                               N/A
                                                              Required Participation Percentage                               4.00%
TRUST PRINCIPAL RECEIVABLES                                   Principal Funding Account Balance                    $          0.00
---------------------------
                                                              Principal Payment Amount                             $          0.00
Pool Balance at the          $528,552,426.00                  Controlled Deposit Amount                            $          0.00
 Beginning of Period
Pool Balance at the Ending   $506,927,001.71
 of Period
Average Aggregate            $517,739,713.86                  TOTAL AMOUNT DISTRIBUTED ON SERIES 1996-1
 Principal Balance                                            --------------------------------------------------

Aggregate Principal          $251,462,433.15                  CERTIFICATEHOLDERS
 Collections                                                  --------------------------------------------------
New Principal Receivables    $229,837,008.86                  i.    Monthly Interest Distribution                  $  1,949,166.67
Receivables Added for                  $0.00                  ii.   Monthly Servicing Fee Distribution             $    312,500.00
 Additional Accounts
Investor Default Amount                $0.00                  iii.  Reserve Fund Deposit Amount Distribution                 $0.00
Net Losses                             $0.00                  iv.  Investor Default Amount Distribution                      $0.00
Monthly Interest Accrued,              $0.00                  v.  Outstanding Carryover Amount Distribution                  $0.00
 but not Paid
Ineligible Receivables                 $0.00                  vi. Yield Supplement Account Deposit Amount                    $0.00
                                                              Distribution                                         ---------------
Ineligible Receivables in              $0.00                  Excess Servicing                                     $    600,330.44
 Prior Collection Period
---------------------------
Defaulted Receivables in               $0.00
 Ineligible and Overconc.
 Accounts
                                                              Excess Servicing (Previous Period)                   $    593,404.70
MISCELLANEOUS DATA
---------------------------
                                                              DEFICIENCY AMOUNT
                                                              --------------------------------------------------
Recoveries on Receivables              $0.00
 Written Off
Spread Over Prime for                   0.30%                 Deficiency Amount                                               $0.0
 Portfolio
Weighted Average Interest               8.80%                 Draw Amount                                                     $0.0
 Rate


VW CREDIT, INC. -- SERVICER
17-JUN-97
                                                                                                                              Page 2

              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                                    SUMMARY
                                    -------

                             COLLECTIONS                    ACCRUAL       DISTRIBUTION
                           -------------             ----------------------------------
From:                          15-May-97
To:                            15-Jun-97
Days:                                 31

LIBOR RATE                     5.6875000%
(1 month)

SERIES #                           1       Active
VCI RATING:                      N/A

TRUST AND SERIES ALLOCATIONS - BEGINNING OF PERIOD
---------------------------

                         SERIES                                      EXCESS    REQUIRED         REQUIRED       OUTSTANDING
SERIES     SERIES      ALLOCATION      INVESTED       SUBORDINATED   FUNDED  PARTICIPATION   PARTICIPATION     CERTIFICATE
NUMBER      NAME       PERCENTAGE       AMOUNT           AMOUNT      AMOUNT   PERCENTAGE         AMOUNT          BALANCE
-------- -----------   ----------   ---------------  --------------  ------  -------------   --------------  ---------------

         Trust                      $375,000,000.00  $71,622,272.50   $0.00       N/A        $15,000,000.00
       1 Series            100.00%  $375,000,000.00  $71,622,272.50   $0.00       4.00%      $15,000,000.00  $375,000,000.00
         1996-1


VW CREDIT, INC. -- SERVICER
17-JUN-97
                                                                                                                              Page 3

                                        VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                                                      SERVICING CERTIFICATE
----------------------------------------------------------------------------------------------------------------------------------



INITIAL AMOUNTS                                                                  EXCESS SPREAD CALCULATION
----------------------------------------                                       -----------------------------

Initial Invested Amount                    $375,000,000.00                     Weighted Average Rate Charged to      8.80%
                                                                               Dealers
Invested Amount                            $375,000,000.00                     LIBOR                                 5.69%
Controlled Accumulation Amount             $          0.00                     Certificate Rate (LIBOR+16 b.p.)      5.85%
Required Subordinated Amount               $ 71,622,272.50                     Servicing Fee Rate                    1.00%
Annualized Servicing Fee Rate                         1.00%                    Investor Net Losses                   0.00%
                                                                                                                     ----
First Controlled Accumulation Date        TO BE DETERMINED                     Excess Spread                         1.95%
Accumulation Period Length (months)             N/A
Expected Final Payment Date                     N/A
Initial Settlement Date                          28-Mar-96
Required Participation Percentage                     4.00%
Subordinated Percentage                              14.29%

SERIES 1996-1 MONTHLY REPORTING
----------------------------------------
                                                                                         REQUIRED             EXCESS
                                           SERIES 1996-1        INVESTED               SUBORDINATED           FUNDING
PRINCIPAL RECEIVABLES                          TOTAL             AMOUNT                   AMOUNT              AMOUNT
----------------------------------------  ----------------   ---------------   -----------------------------  ------

Series Allocation Percentage                        100.00%
----------------------------------------
Beginning Balance                          $375,000,000.00   $375,000,000.00            $71,622,272.50        $0.00
  Floating Allocation Percentage                     70.95%            70.95%
  Fixed Allocation Percentage                   N/A

Principal Collections                      $251,462,433.15   $251,462,433.15               N.A.               N.A.
New Principal Receivables                  $229,837,008.86   $229,837,008.86               N.A.               N.A.
Principal Default Amounts                            $0.00             $0.00               N.A.               N.A.
Receivables Added for Additional                     $0.00             $0.00               N.A.               N.A.
 Accounts
Controlled Deposit Amount                            $0.00               N/A               N.A.               N.A.
Principal Allocation Percentage
"Pool Factor"                                 100.00000000%

Ending Balance                             $375,000,000.00   $375,000,000.00           $71,622,272.50        $0.00
  Floating Allocation Percentage                     73.98%            73.98%


NON-PRINCIPAL RECEIVABLES
----------------------------------------

Interest Collections                       $  2,861,997.11
Recoveries on Receivables Written Off                $0.00
Investment Income                                    $0.00


VW CREDIT, INC. -- SERVICER
17-JUN-97

                                                                          Page 4

              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                             SERVICING CERTIFICATE
                   ----------------------------------------




SUBORDINATED AMOUNT & RESERVE FUND           CURRENT         PREVIOUS
----------------------------------------  --------------  --------------

Available Subordination Amount            $79,007,216.39  $76,619,396.75
 (Previous)
  Required Subordination Draw Amount               $0.00             N/A
  Reserve Fund Funds to Inv. Default               $0.00             N/A
   Amount
  Excess Servicing (Previous Period)      $   593,404.70  $   250,610.70
                                          --------------
(a) Available Subordinated Amount?        $79,600,621.09  $76,870,007.45

(b) Available Subordinated Amount?        $53,571,428.57  $53,571,428.57

Available Subordinated Amount             $81,938,934.64  $79,007,216.39

Incremental Subordinated Amount           $18,050,843.93  $15,119,125.68
  Overconcentration Amount                $21,351,073.78  $18,646,251.30

Beginning Reserve Fund Balance            $ 1,875,000.00  $ 1,875,000.00
Reserve Fund Required Balance             $ 1,875,000.00  $ 1,875,000.00
Reserve Fund Draw                                  $0.00             N/A
Reserve Fund Required Deposit                      $0.00             N/A
Reserve Fund Deposit Amount                        $0.00             N/A
Reserve Fund Release                               $0.00             N/A
Ending Reserve Fund Balance               $ 1,875,000.00  $ 1,875,000.00

REQUIRED INTEREST DISTRIBUTIONS
----------------------------------------

Available Interest Collections            $ 4,033,908.04  $ 3,843,695.84
  Certificateholder Interest Collections  $ 2,861,997.11  $ 2,733,248.45
  Subordinate Interest Collections        $   546,620.63  $   500,662.27
Investment Income                                  $0.00  $         0.00
Reserve Fund Balance                      $ 1,875,000.00  $ 1,875,000.00
                                          --------------
Total Interest  Available                 $ 5,283,617.74  $ 5,108,910.72

Interest Shortfall                                 $0.00             N/A
Additional Interest                                $0.00             N/A
Carry-over Amount                                  $0.00             N/A
Carry-over Shortfall                               $0.00             N/A
Additional Carry-over Shortfall                    $0.00             N/A

Monthly Servicing Fee                     $   431,449.76  $   439,960.47
Investor Monthly Servicing Fee            $   312,500.00  $   312,500.00
